Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pope & Talbot, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2003 as amended by the Form 10-K/A Amendment No. 2 filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to each officer’s knowledge:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Flannery
Michael Flannery
Chairman of the Board, President and Chief Executive Officer
November 29, 2004

/s/ Richard K. Atkinson
Richard K. Atkinson
Vice President and Chief Financial Officer
November 29, 2004